Exhibit 99.1

INDEX TO BALANCE SHEET

Audited Balance Sheet of Landcadia Holdings, Inc. (Formerly, Leucadia Development Corporation):

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of June 1, 2016	F-3

Notes to Balance Sheet	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders
of Landcadia Holdings, Inc.

We have audited the accompanying balance sheet of Landcadia Holdings, Inc. (the “Company”) as of June 1, 2016. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Landcadia Holdings, Inc., as of June 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/Marcum LLP

Marcum LLP
New York, NY
June 7, 2016

F-2

LANDCADIA HOLDINGS, INC.

(FORMERLY, LEUCADIA DEVELOPMENT CORPORATION)

BALANCE SHEET

June 1, 2016

June 1, 2016

ASSETS

Current Assets:
Cash	$1,971,459
Total current assets	1,971,459

Cash held in trust account	250,000,000
Total Assets	$251,971,459

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued liabilities	$455,830
Notes payable, affiliates	185,329
Total current liabilities	641,159

Deferred underwriting commissions	8,750,000
Total Liabilities	9,391,159
Commitments and contingencies	-

Class A common stock subject to possible redemption, 23,758,029 shares at redemption value of $10.00	237,580,290

Stockholders' Equity:
Preferred stock, $0.0001 par value, 1,000,000 authorized, no shares issued or outstanding	-
Common stock:
Class A common stock, $0.0001 par value, 200,000,000 shares authorized, 1,241,971 shares issued and outstanding (excluding 23,758,029 shares subject to possible redemption)	124
Class F common stock, $0.0001 par value 20,000,000 shares authorized, 7,187,500 issued and outstanding (1)	719
Additional paid-in capital	5,025,027
Accumulated Deficit	(25,860)
Total Stockholders' Equity	5,000,010
Total Liabilities and Stockholders' Equity	$251,971,459

(1)	Includes an aggregate of up to 937,500 shares of Class F common stock subject to forfeiture to the extent the over-allotment option is not exercised by the underwriters (see Notes 3 and 6).

The accompanying notes are an integral part of this balance sheet.

F-3

Landcadia Holdings, Inc.

(Formerly, Leucadia Development Corporation)

Notes to Financial Statement

1.	Nature of Business

Business

Landcadia Holdings, Inc., a Delaware corporation (the “Company”), was incorporated in Delaware on November 19, 2008 as Leucadia Development Corporation, and changed its name to Landcadia Holdings Inc. on September 15, 2015.

The Company has not had any significant operations to date. The Company was formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (the “Business Combination”) with one or more operating businesses. The Company has not yet identified a Business Combination for these purposes. There is no assurance that its plans to consummate a Business Combination will be successful or successful within the target business acquisition period.

Sponsors

The Company’s sponsors are Fertitta Entertainment, Inc., a Texas Corporation, (“FEI Sponsor”) and Leucadia National Corporation, a New York Corporation, (“Leucadia Sponsor”), collectively the Sponsors (“Sponsors”). The FEI Sponsor is wholly owned by Tilman J. Fertitta, the Company’s Co-Chairman and Chief Executive Officer.

Financing

The registration statement for the Company’s Public Offering (“Public Offering”) was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on May 25, 2016. The Company intends to finance its Business Combination in part with proceeds from the $250,000,000 Public Offering and the $7,000,000 private placement of sponsor warrants (“Private Placement”), see Notes 4 and 5. Upon the closing of the Public Offering and the Private Placement, on June 1, 2016, $250,000,000 was placed in a trust account (the “Trust Account”).

Trust Account

The proceeds held in the Trust Account funds can only be invested in permitted United States ‘‘government securities’’ within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

The Company’s second amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay income taxes, if any, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of any shares of Class A common stock (“Public Shares”) included in the units sold in the Public Offering properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares included in the units being sold in the Public Offering if the Company does not complete the Business Combination within 24 months from the closing of the Public Offering; or (iii) the redemption of 100% of the Public Shares included in the units being sold in the Public Offering if the Company is unable to complete the Business Combination within 24 months from the closing of the Public Offering.

Initial Business Combination

The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account, excluding the deferred underwriting commissions and taxes payable on the income earned by the Trust Account, at the time of the agreement to enter into the initial Business Combination.

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The Company, after signing a definitive agreement for the Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest but less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to commencement of the tender offer, including interest but less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete the Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of the Business Combination and it conducts redemptions in connection with the Business Combination pursuant to the tender offer rules, the second amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in the Public Offering.

If the Company holds a stockholder vote in connection with the Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest but less franchise and income taxes payable. As a result, such Public Shares are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering (“Redeemable Shares”), in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) 480, ‘‘Distinguishing Liabilities from Equity.’’ The amount in the Trust Account is initially $10.00 per public common share ($250,000,000 held in the Trust Account divided by 25,000,000 public common shares). For further information regarding the Redeemable Shares, see Note 3.

The Company will have 24 months from the closing of the Public Offering to complete the Business Combination. If the Company does not complete the Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest (less taxes payable and up to $50,000 of such net interest to pay dissolution expenses), and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The Sponsors and certain persons who received unregistered shares of Class F common stock of the Company (the ‘‘Initial Stockholders’’) have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the Initial Stockholders or any of the Company’s officers, directors or affiliates acquire shares of Class A common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete the Business Combination within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

F-5

Pursuant to the letter agreements reference above, the Initial Stockholders will also agree that, if the Company submits the Business Combination to the Company’s public stockholders for a vote, the Initial Stockholders will vote their Founder Shares and any public shares purchased during or after the Public Offering in favor of the Business Combination.

Fiscal Year End

The Company has a December 31 year end.

2.	Summary of Significant Accounting Policies

Basis of Presentation

Our accompanying balance sheet includes the accounts of the Company and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Use of Estimates

The preparation of this balance sheet requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s balance sheet with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Cash consists of proceeds from the Public Offering and Private Placement held outside of the Trust Account and may be used to pay for business, legal and accounting due diligence for the Business Combination and continuing general and administrative expenses.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts with a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and the Company believes that it is not exposed to significant risks on such accounts.

Fair Value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurement and Disclosures,” approximates the carrying amounts represented in the balance sheet.

F-6

Offering costs

The Company complies with the requirements of the FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A- “Expenses of Offering”. Offering costs of approximately $654,840, consisted of costs incurred in connection with the formation and preparation of the Public Offering. These costs, together with $13,750,000 in underwriting commissions, have been charged to additional paid-in capital upon the closing of the Public Offering.

Organizational Costs

Organizational costs include accounting, legal, regulatory fees and the costs of incorporation. These general and administrative costs are expensed as incurred. For the period ended June 1, 2016, the Company has incurred organizational costs of $13,955.

Accounts payable and accrued liabilities

Accounts payable and accrued liabilities are $455,830 as of June 1, 2016, and primarily consist of costs incurred for the formation and preparation of the Public Offering with corresponding amounts charged to Offering costs.

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of June 1, 2016. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at June 1, 2016. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities. The income tax provision was deemed to be immaterial for the period ended June 1, 2016.

Subsequent Events

We have evaluated subsequent events to determine if events or transactions occurring through June 7, 2016, the date the balance sheet was issued, require potential adjustment to or disclosure in the balance sheet. The Company has concluded that all such events have been recognized or disclosed in the balance sheet.

As of June 2, 2016, the Sponsor loans recorded in Notes Payable, affiliates of $185,329 were repaid in full.

3.	Stockholders’ Equity

In 2008, the Leucadia Sponsor purchased an aggregate of 1,000 shares of the Company’s common stock (100% of the issued and outstanding shares) for $1,000. On September 15, 2015, the Company increased the total number of authorized shares of all classes of capital stock to 221,000,000, of which 200,000,000 shares are Class A shares at par value $0.0001 per share; 20,000,000 shares are Class F shares at par value $0.0001 per share; and 1,000,000 shares are Preferred stock at par value $0.0001 per share. As of June 1, 2016, there were no shares of preferred stock issued or outstanding.

Also, on September 15, 2015, the Company reclassified all of its issued and outstanding shares of common stock to Class F common stock (“Founders Shares”), and conducted a 1:7,187.5 stock split. On September 16, 2015, the Company issued 7,187,500 additional Founder Shares to the FEI Sponsor for $10,000. On October 1, 2015, the Company completed a 5:1 reverse stock split of the Founder Shares. Subsequent to the balance sheet date, on April 27, 2016, the Company conducted a 1:3 stock split, and on May 25, 2016, each of the Sponsors returned to the Company, at no cost, 718,750 Founders Shares, which were cancelled. The financial statements reflect the changes of these splits retroactively for all periods presented. Following these transactions, each of the Sponsors owned 50% of the 7,187,500 issued and outstanding Founders Shares and the Company had $11,000 of invested capital, or $0.0018 per share, assuming forfeiture of 937,500 Founders Shares.

F-7

Redeemable Shares

All of the 25,000,000 Public Shares sold as part of the Public Offering contain a redemption feature as defined in the Public Offering. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. The Company’s amended and restate certificate of incorporation provides a minimum net tangible asset threshold of $5,000,001. The Company recognized changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting periods. Increases or decreases in the carrying amount of Redemption Shares will be affected by charges against additional paid-in capital.

At June 1, 2016, there were 25,000,000 Public Shares, of which 23,758,029 was classified as Redeemable Shares, classified outside of permanent equity, and 1,241,971 classified as Class A common stock.

For further information on the Founders Shares and Sponsor Warrants, see Note 5.

4.	Public Offering

Public Units

In the Public Offering, the Company sold 25,000,000 units at a price of $10.00 per unit (“Units”). Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value and one redeemable common stock purchase warrant (each a “Public Warrant”). Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act of 1933, as amended (“Securities Act”), following the completion of the Business Combination. Each Warrant entitles the holder to purchase one-half of one share of Class A common stock at a price of $5.75 ($11.50 per whole share). No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of Public Shares to be issued to the warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete the Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of Public Warrants issued in connection with the Units during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Public Warrants become exercisable, the Company may call the warrants for redemption: (i) in whole and not in part; (ii) at a price of $0.01 per warrant; (iii) upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and (iv) if, and only if, the reported closing price of the Public Shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

Underwriting Commissions

The Company paid an underwriting discount of $5,000,000 ($0.20 per Unit sold) to the underwriters at the closing of the Public Offering, with an additional fee (“Deferred Discount”) of $8,750,000 ($0.35 per Unit sold) payable upon the Company’s completion of the Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. See Note 5 for further information on underwriting commissions.

5.	Related Party Transactions

Founder Shares

The Founder Shares are identical to the Pubic Shares included in the Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions and the holders of the Founders Shares will have the right to elect all of the Company’s directors prior to the Business Combination. The initial stockholders will collectively own 20% of the Company’s issued and outstanding shares after the Public Offering. To the extent that the over-allotment option is not exercised in full, the Sponsors will forfeit their pro rata share of 937,500 Founder Shares.

F-8

The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until one year after the completion of the Business Combination, or earlier if, subsequent to the Business Combination, (i) the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (“Lock Up Period”).

The Founder Shares will automatically convert into Public Shares at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Public Offering. In the case that additional Public Shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Public Offering and related to the closing of the Business Combination, the ratio at which the Founder Shares shall convert into Public Shares will be adjusted so that the number of Public Shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of all shares of common stock outstanding upon the completion of the Public Offering plus all Public Shares and equity-linked securities issued or deemed issued in connection with the business combination, excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination or pursuant to the Sponsor Warrants (as defined below).

Sponsor Warrants

The Sponsors have purchased an aggregate of 14,000,000 warrants (“Sponsor Warrants”) at a price of $0.50 per warrant ($7,000,000 in the aggregate) in the private placement that closed simultaneously with the closing of the Public Offering. A portion of the purchase price of the Sponsor Warrants has been added to the proceeds from the Public Offering to be held in the Trust Account such that at closing of the Public Offering, $250,000,000 was placed in the Trust Account.

Each Sponsor Warrant entitles the holder to purchase one-half of one share of Class A common stock at $5.75 per one-half share. The Sponsor Warrants (including the Class A common stock issuable upon exercise of the Sponsor Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Sponsor Warrants or their permitted transferees. If the Sponsor Warrants are held by someone other than the initial purchasers of the Sponsor Warrants or their permitted transferees, the Sponsor Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Public Offering. Otherwise, the Sponsor Warrants have terms and provisions that are identical to those of the Public Warrants except that the Sponsor Warrants may be exercised on a cashless basis. If the Company does not complete the Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Sponsor Warrants issued to the Sponsors will expire worthless.

Registration Rights

The initial stockholders and holders of the Sponsor Warrants will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before the date of the Public Offering. The initial stockholders and holders of the Sponsor Warrants will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have ‘‘piggy-back’’ registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

F-9

Underwriting Commissions

The Leucadia Sponsor is an affiliate of Jefferies LLC, an underwriter of the Public Offering, and beneficially owns 50% of the Company’s Class F common stock. Jefferies LLC received an underwriting discount of $2,125,000 at the closing of the Public Offering, with an additional Deferred Discount of $3,718,750 payable from the Trust Account upon completion of the Business Combination. See Note 4 for further information regarding underwriting commissions.

Administrative Services Agreement

We entered into an administrative services agreement in which the Company will pay the FEI Sponsor for office space, secretarial and administrative services provided to members of the Company’s management team, in an amount not to exceed $10,000 per month.

The Sponsors have agreed that they will be jointly and severally liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Company’s sponsors will not be responsible to the extent of any liability for such third party claims.

Sponsor Loans

The Sponsors agreed to loan the Company up to an aggregate of $300,000 by the issuance of unsecured promissory notes to cover expenses related to the Public Offering. These loans will be payable without interest on the earlier of September 30, 2016 or the completion of the Public Offering. As of June 1, 2016, the Company has recorded $185,329 in Notes payable, affiliates of which $7,400 relates to administrative and accounting services paid by the FEI sponsor and $177,929 relates to deferring offering costs and expenses paid by the Leucadia Sponsor. As of June 2, 2016, the amounts recorded in Notes Payable, affiliates were repaid in full.

In addition, the Sponsors will not be prohibited from loaning the Company funds in order to finance transaction costs in connection with the Business Combination. Up to $1,500,000 of these loans may be convertible into warrants of the post business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the Sponsor Warrants. The terms of such loans have not been determined and no written agreements exist with respect to such loans.

6.	Commitments and Contingencies

The Company has granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions (for an additional $37,500,000 of proceeds and $2,062,500 in underwriting commissions if the over-allotment option is exercised in full). The warrants that would be issued in connection with 3,750,000 over-allotment units are identical to the Public Warrants and have no net cash settlement provisions. If the underwriters’ over-allotment option is granted, the Sponsors will be obligated to purchase an additional 1,500,000 Sponsor Warrants for $750,000 (or $7,750,000 in the aggregate).

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